STATEMENTS OF FINANCIAL CONDITION (USD $)	Dec. 31, 2014	Dec. 31, 2013
ASSETS:
Cash	$ 349,512	$ 350,292
Investments in Portfolio Funds (cost $42,005,957 for 2014 and $62,812,712 for 2013)	59,002,985	70,557,639
Due from Portfolio Funds	1,416,175	7,439,324
TOTAL ASSETS	60,768,672	78,347,255
LIABILITIES:
Wrap fee payable	202,561	261,156
Redemptions payable	1,125,689	7,178,171
Total liabilities	1,328,250	7,439,327
PARTNERS' CAPITAL:
General Partner (9 Units and 9 Units)	1,638	1,416
Limited Partners (326,557 Units and 450,741 Units)	59,438,784	70,906,512
Total partners' capital	59,440,422	70,907,928
TOTAL LIABILITIES AND PARTNERS' CAPITAL:	$ 60,768,672	$ 78,347,255
NET ASSET VALUE PER UNIT
Net asset value per unit (Based on 326,566 and 450,750 Units outstanding; unlimited Units authorized)	$ 182.0166	$ 157.3110